UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217		94-1672743
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

2200 Mission College Boulevard,	Santa Clara,	California	95054-1549
(Address of principal executive offices)			(Zip Code)
(Registrant's telephone number, including area code): (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 28, 2022, Intel Corporation (“Intel”) issued a press release announcing the financial results of its first quarter ended April 2, 2022 and forward-looking statements relating to its second quarter and full year 2022. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The attached press release includes non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP measures will be used in Intel’s earnings conference for the first quarter of 2022. In addition, the attached press release includes reconciliations of these non-GAAP measures to GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to these results should be carefully evaluated.
The information in Item 2.02 of this Report and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01    Regulation FD Disclosure.

We previously announced several organizational changes that would accelerate the execution and innovation of our Company by allowing us to capture growth in both large traditional markets and high-growth emerging markets. All prior-period segment results have been retrospectively adjusted to reflect the way we internally manage and monitor segment performance starting in fiscal year 2022.
We are furnishing Exhibit 99.2 to this Current Report on Form 8-K to facilitate comparisons of our current operating segments with prior periods. Exhibit 99.2 recasts certain historical operating segment financial information and related disclosures from our Annual Report on Form 10-K for the fiscal year ended December 25, 2021 (the "2021 Form 10-K") and filed with the Securities and Exchange Commission on January 27, 2022, to be consistent with the presentation of our new operating segments in our 2022 first quarter Form 10-Q.
Exhibit 99.2 should be read in conjunction with our 2021 Form 10-K which includes Key Terms on pages 111-112, and filings made subsequent to the date of the 2021 Form 10-K.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this Report:

Exhibit Number	Description
99.1	Press Release issued by Intel entitled “Intel Reports First-Quarter 2022 Financial Results” dated April 28, 2022
99.2
Retrospective revisions to Item 7 of Intel Inc.'s Annual Report on Form 10-K "Management's Discussion and Analysis of Financial Condition and Results of Operations", for the year ended December 25, 2021, as originally filed with the SEC on January 27, 2022,.

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	April 28, 2022	By:	/s/ DAVID ZINSNER
David Zinsner
Executive Vice President, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer